FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 27, 2026 (April 10, 2026)

Kuber Resources Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26119	87-0629754
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1113, Tower 2, Lippo Centre

89 Queensway, Admiralty, Hong Kong

(Address of principal executive offices)

+852 3703 6155

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)`

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(i)	Departure of Officers and Directors

On April 10, 2026, Mr. Li Jiyong (“Mr. Li”) tendered to Kuber Resources Corporation (the “Company”) a letter of resignation dated December 28, 2025 (the “Resignation Letter”), pursuant to which Mr. Li resigned from his positions as a director and as Chief Financial Officer of Kuber Resources Corporation (the “Company”). The Board of Directors (the “Board”) of the Company has accepted Mr. Li’s resignation.

In the Resignation Letter, Mr. Li stated that his resignation resulted from the alleged non-observance of an agreement dated October 16, 2025, between Mr. Li and the Company, which Mr. Li asserts prevented him from completing his duties as Chief Financial Officer, including the completion of the audited financial statements of the Company, and resulted in disagreements with the operations, policies and practices of the Company under its current management.

The Company disagrees with the statements and characterizations set forth in the Resignation Letter. The Company’s acceptance of Mr. Li’s resignation is not, and should not be construed as, agreement with any statement made therein. The Company reserves all rights and remedies available to it, including the right to investigate matters arising during Mr. Li’s tenure as Chief Financial Officer and to take such further action as the Board may determine to be appropriate.

The Company has provided Mr. Li with a copy of the disclosures made in response to this Item 5.02 and has afforded him the opportunity to furnish, as promptly as possible, a letter addressed to the Company stating whether he agrees with such disclosures and, if not, the respects in which he does not agree. If the Company receives any such letter from Mr. Li, the Company will file the letter as an exhibit to an amendment to this Current Report on Form 8-K within two business days after receipt.

(ii)	Appointment of Officers and Directors

After deliberation and an analysis of qualified internal candidates, the Board of Directors named Mr. Raymond Fu (“Mr. Li”) as the Company’s new Chief Financial Officer, effective August 21, 2026. Mr. Fu continues to serve as the Chief Executive Officer, President, Secretary, Treasurer or the Company and a member of the board of directors.

There are no compensatory arrangements with Mr. Fu in connection with his new role as Chief Financial Officer.

There is no family relationship between Mr. Fu and any of the Company’s directors or officers. There are no arrangements or understandings between Mr. Fu and any other persons pursuant to which he will become the Company’s Chief Financial Officer.

Biography for Mr. Fu:

Mr. Raymond Fu has more than 20 years of professional experience in operations, management and M&A in the finance industry. From 1993 until 2005, Mr. Fu worked various roles at Triplenic Holdings Limited (now known as Fujian Group Limited (HKEX:181)), including as an executive director where he helped the group grow from a market value of 1 billion HKD to 300 billion HKD. From 2005 to present, Mr. Fu has held his role as an executive director of Asia Image Investment Limited.

Since 2020, Mr. Fu has been CEO and Director at Kuber Resources Corporation (OTC: KUBR). Mr. Fu is also currently serving as the sole director and controlling shareholder of Uonlive (Hong Kong) Limited, a company incorporated in Hong Kong, since its incorporation on 22 May 2020. Mr. Fu is also President and Chief Executive Office of Storming Dragon Limited, a BVI company, and majority stockholder of the Company. Since 2022, Mr. Fu has been CEO and Director of Loan Artificial Intelligence Corp. fka Vestiage Inc. (OTC: LAAI). He is also the sole director and a shareholder of Chuang Fu Capital Equity CCI Capital Limited, a Hong Kong company, since its incorporation on 4 December 2018. Chuang Fu Capital Equity CCI Capital Limited is the sole shareholder of Chuang Fu Qu Kuai Technology (Shenzhen) Limited, a company incorporated in Shenzhen, China. Mr. Fu has served in various public positions including President of the Lions Club and Honorary President of the New Territories Manufacturer's Association.

The information required by Item 404(a) of Regulation S-K was previously disclosed in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2025, and such information is incorporated by reference herein.

Item 8.01.	Other Events.

The Company has filed its Quarterly Reports on Form 10-Q for each of the first three fiscal quarters of its most recently completed fiscal year. The Company has been unable to complete and file its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) within the prescribed period because certain books, records and supporting accounting documentation of the Company’s subsidiary, Gong Fa Cai, which were maintained under the supervision of Mr. Li during his tenure as Chief Financial Officer, have not been made available to the Company or its independent registered public accounting firm, notwithstanding the Company’s repeated requests.

The Company is working with its independent registered public accounting firm to complete the audit of its financial statements for the fiscal year ended December 31, 2025 and intends to file the Annual Report as soon as practicable. As of the date of this Current Report, neither the Company nor its independent registered public accounting firm has made any determination with respect to the Company’s previously issued financial statements, and the Company has not concluded that any previously issued financial statements should no longer be relied upon. The Company will continue to assess these matters and will make such further disclosures as may be required by applicable law and the rules of the Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of applicable securities laws, including statements regarding the expected timing of the filing of the Annual Report and the Company’s assessment of the matters described herein. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the Company’s ability to obtain the books and records necessary to complete the audit, the outcome of the Company’s ongoing assessment of these matters, and any determinations that may be made by the Company or its independent registered public accounting firm. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 27, 2026

Kuber Resources Corporation

/s/ Raymond Fu
By:	Raymond Fu
Title:	Chief Executive Officer